EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Future Carz, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, M. David Fesko, Chief Executive Officer and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the SARBANES-OXLEY Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


By: /s/ M. David Fesko                                            May 14, 2004
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   M. David Fesko
   Chief Executive Officer, Treasurer, Director
   and Chief Financial Officer